UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 27, 2005


                              CAMDEN PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


              TEXAS                       1-12110               76-6088377
   (State or other jurisdiction         (Commission          (I.R.S. Employer
 of incorporation or organization)      file number)      Identification Number)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 354-2500

                                 Not applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On October 27, 2005, Camden Property Trust (the "Company") issued a press release announcing its consolidated financial results for the quarter ended September 30, 2005. This Press Release refers to Supplemental financial information that is available on the Company's website. A copy of the Press Release and Supplemental information is furnished as Exhibits 99.1 and 99.2, respectively to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

        (c)   Exhibits.

              99.1 Press Release issued by Camden Property Trust dated October 27, 2005.

              99.2  Supplemental financial information dated October 27, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2005
                                          CAMDEN PROPERTY TRUST



                                          By:   /s/ Dennis M. Steen
                                                --------------------------------
                                                Dennis M. Steen
                                                Senior Vice President - Finance,
                                                Chief Financial Officer
                                                and Secretary



                                       3